                                                                 Exhibit 99.7(b)

                                                            AS OF: July 26, 2006

                         EXHIBIT A TO CUSTODIAN CONTRACT

         NAME OF TRUST/PORTFOLIO                    STATE STREET PORTFOLIO   CHASE PORTFOLIO
--------------------------------------------------------------------------------------------
I.   MFS FAMILY OF FUNDS
     MFS SERIES TRUST I:
     CASH RESERVE FUND (MCF)                                   3
     CORE EQUITY FUND (RGI)                                    3
     CORE GROWTH FUND (CGF)                                    3
     NEW DISCOVERY FUND (NDF)                                  3
     RESEARCH INTERNATIONAL FUND (RIF)                         3
     STRATEGIC GROWTH FUND (AGF)                               3
     TECHNOLOGY FUND (SCT)                                     3
     VALUE FUND (EIF)                                          3

     MFS SERIES TRUST II:
     EMERGING GROWTH FUND (MEG)                                                     3

     MFS SERIES TRUST III:
     HIGH INCOME FUND (MFH)                                                         3
     HIGH YIELD OPPORTUNITIES FUND (HYO)                       3
     MUNICIPAL HIGH INCOME FUND (MMH)                         N/A                  N/A

     MFS SERIES TRUST IV:
     GOV'T. MONEY MKT. FUND (MMG)                              3
     MID CAP GROWTH FUND (OTC)                                                      3
     MONEY MARKET FUND (MMM)                                   3
     MUNICIPAL BOND FUND (MMB)                                N/A                  N/A

     MFS SERIES TRUST V:
     INTERNATIONAL NEW DISCOVERY FUND (MIO)                    3
     RESEARCH FUND (MFR)                                                            3
     TOTAL RETURN FUND (MTR)                                                        3

     MFS SERIES TRUST VI:
     GLOBAL EQUITY FUND (MWE)                                                       3
     GLOBAL TOTAL RETURN FUND (MWT)                                                 3
     UTILITIES FUND (MMU)                                                           3

     MFS SERIES TRUST VII:
     CAPITAL OPPORTUNITIES FUND (MVF)                                               3

     MFS SERIES TRUST VIII:
     STRATEGIC INCOME FUND (MSI)                                                    3
     GLOBAL GROWTH FUND (WGF)                                  3

     MFS SERIES TRUST IX:
     BOND FUND (MFB)                                                                3
     INFLATION-ADJUSTED BOND FUND (IAB)                        3

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
         NAME OF TRUST/PORTFOLIO                    STATE STREET PORTFOLIO   CHASE PORTFOLIO
--------------------------------------------------------------------------------------------
     INTERMEDIATE INV. GRADE BOND FUND (IBF)                   3
     LIMITED MATURITY FUND (MLM)                                                    3
     MUNICIPAL LTD. MATURITY FUND (MML)                       N/A                  N/A
     RESEARCH BOND FUND (RBF)                                  3
     RESEARCH BOND FUND J (RBJ)                                3

     MFS SERIES TRUST X:
     AGGRESSIVE GROWTH ALLOCATION FUND (AGG)                   3
     CONSERVATIVE ALLOCATION FUND (CON)                        3
     EMERGING MARKETS. DEBT FUND (EMD)                         3
     EMERGING MARKETS EQUITY FUND (FEM)                        3
     FLOATING RATE HIGH INCOME FUND (FRH)                      3
     GROWTH ALLOCATION FUND (GRO)                              3
     INTERNATIONAL DIVERSIFICATION FUND (MDI)                  3
     INTERNATIONAL. GROWTH FUND (FGF)                          3
     INTERNATIONAL VALUE FUND (FGI)                            3
     MODERATE ALLOCATION FUND (MOD)                            3
     NEW ENDEAVOR FUND (NEF)                                   3
     STRATEGIC VALUE FUND (SVF)                                3

     MFS SERIES TRUST XI:
     MID CAP VALUE FUND (MDF)                                  3
     UNION STANDARD EQUITY FUND (UNE)                          3

     MFS SERIES TRUST XII:
     LIFETIME RETIREMENT INCOME FUND (LRT)                     3
     LIFETIME 2010 FUND (ML1)                                  3
     LIFETIME 2020 FUND (ML2)                                  3
     LIFETIME 2030 FUND (ML3)                                  3
     LIFETIME 2040 FUND (ML4)                                  3
     SECTOR ROTATIONAL FUND (MSR)                              3

     MFS SERIES TRUST XIII:
     GOVERNMENT SECURITIES FUND (MGS)                         N/A                  N/A
     DIVERSIFIED INCOME FUND (DIF)                             3

     MFS MUNICIPAL SERIES TRUST:
     AL MUNICIPAL BOND FUND (MAL)                             N/A                  N/A
     AR MUNICIPAL BOND FUND (MAR)                             N/A                  N/A
     CA MUNICIPAL BOND FUND (MCA)                             N/A                  N/A
     FL MUNICIPAL BOND FUND (MFL)                             N/A                  N/A
     GA MUNICIPAL BOND FUND (MGA)                             N/A                  N/A
     MD MUNICIPAL BOND FUND (MMD)                             N/A                  N/A
     MA MUNICIPAL BOND FUND (MMA)                             N/A                  N/A
     MS MUNICIPAL BOND FUND (MMP)                             N/A                  N/A
     NY MUNICIPAL BOND FUND (MNY)                             N/A                  N/A
     NC MUNICIPAL BOND FUND (MNC)                             N/A                  N/A
     PA MUNICIPAL BOND FUND (MPA)                             N/A                  N/A
     SC MUNICIPAL BOND FUND (MSC)                             N/A                  N/A
     TN MUNICIPAL BOND FUND (MTN)                             N/A                  N/A
     VA MUNICIPAL BOND FUND (MVA)                             N/A                  N/A
     WV MUNICIPAL BOND FUND (MWV)                             N/A                  N/A
     MUNICIPAL INCOME FUND (MMI)                              N/A                  N/A

         NAME OF TRUST/PORTFOLIO                    STATE STREET PORTFOLIO   CHASE PORTFOLIO
--------------------------------------------------------------------------------------------
     STAND-ALONE FUNDS:
     GOVERNMENT LIMITED MATURITY FUND (MGL)                   N/A                  N/A
     GROWTH OPPORTUNITIES FUND (MGO)                                                3
     MA INVESTORS GROWTH STOCK FUND (MIG)                                           3
     MA INVESTORS TRUST (MIT)                                  3

II.  MFS CLOSED-END FUNDS
     CHARTER INCOME TRUST (MCR)                                3
     GOVERNMENT. MARKETS. INCOME TRUST (MGF)                                        3
     INTERMEDIATE INCOME TRUST (MIN)                           3
     MULTIMARKET INCOME TRUST (MMT)                                                 3
     MUNICIPAL INCOME TRUST (MFM)                             N/A                  N/A
     SPECIAL VALUE TRUST (MFV)                                                      3

III. MFS INSTITUTIONAL FUNDS
     MFS Institutional Trust (MFSIT):
     INST. INTERNATIONAL EQUITY FUND (IIE)                     3
     INST. LARGE CAP GROWTH. FUND (ILC)                        3
     INST. LARGE CAP VALUE FUND (ILV)                          3
     INST. INT'L RESEARCH EQUITY FUND (IRE)                    3

     MFS VARIABLE INSURANCE TRUST (MVI):
     CAPITAL OPPORTUNITIES SERIES (VVS)                                             3
     EMERGING GROWTH SERIES (VEG)                                                   3
     GLOBAL EQUITY SERIES (VGE)                                3
     HIGH INCOME SERIES (VHI)                                                       3
     INVESTORS GROWTH STOCK SERIES (VGS)                       3
     INVESTORS TRUST SERIES (VGI)                                                   3
     MID CAP GROWTH SERIES (VMG)                               3
     MONEY MARKET SERIES (VMM)                                 3
     NEW DISCOVERY SERIES (VND)                                3
     RESEARCH BOND SERIES (VFB) (FKA BOND SERIES)                                   3
     RESEARCH SERIES (VFR)                                                          3
     RESEARCH INTERNATIONAL SERIES (VRI)                       3
     STRATEGIC INCOME SERIES (VWG) (FKA
        GLOBAL GOVERNMENTS SERIES)                                                  3
     TOTAL RETURN SERIES (VTR)                                                      3
     UTILITIES SERIES (VUF)                                                         3
     Value SERIES (VLU)                                                             3

IV.  MFS/SUN LIFE SERIES TRUST
     BOND SERIES (BDS)                                         3
     CAPITAL APPRECIATION SERIES (CAS)                                              3
     CAPITAL OPPORTUNITY SERIES (VAL)                          3
     EMERGING GROWTH SERIES (EGS)                                                   3
     EMERGING MARKETS EQUITY SERIES (FCE)                      3
     GLOBAL GOVERNMENTS SERIES (WGS)                                                3
     GLOBAL GROWTH SERIES (WGO)                                3
     GLOBAL TOTAL RETURN SERIES (WTS)                                               3
     GOVERNMENT. SECURITIES SERIES (GSS)                      N/A                  N/A
     HIGH YIELD SERIES (HYS)                                                        3

         NAME OF TRUST/PORTFOLIO                    STATE STREET PORTFOLIO   CHASE PORTFOLIO
-------------------------------------------------   ----------------------   ---------------
     INTERNATIONAL. GROWTH SERIES (FCI)                        3
     INTERNATIONAL VALUE SERIES (FCG)                          3
     MASS. INV. GROWTH STOCK SERIES (MIS)                      3
     MASS. INVESTORS TRUST SERIES (CGS)                                             3
     MID CAP GROWTH SERIES (MCS)                                                    3
     MID CAP VALUE SERIES (MVS)                                3
     MONEY MARKET SERIES (MKS)                                 3
     NEW DISCOVERY SERIES (NWD)                                3
     RES. GR. AND INC. SERIES (RGS)                            3
     RESEARCH INTERNATIONAL SERIES (RSS)                       3
     RESEARCH SERIES (RES)                                                          3
     STRATEGIC GROWTH SERIES (SGS)                             3
     STRATEGIC INCOME SERIES (SIS)                             3
     Strategic Value Series (SVS)                              3
     TECHNOLOGY SERIES (TKS)                                   3
     TOTAL RETURN SERIES (TRS)                                                      3
     UTILITIES SERIES (UTS)                                                         3
     VALUE SERIES (EIS)                                        3

V.   COMPASS PRODUCTS
     CAP. APPRECIATION VAR. ACCT. (CAVA)                                            3
     GOV'T. SECURITIES VAR. ACCT. (GSVA)                      N/A                  N/A
     GLOBAL GOV'TS. VAR. ACCT. (WGVA)                                               3
     HIGH YIELD VARIABLE ACCT. (HYVA)                                               3
     MANAGED SECTORS VAR. ACCT. (MSVA)                                              3
     MONEY MKT. VARIABLE ACCT.(MMVA)                           3
     TOTAL RETURN VARIABLE ACCT. (TRVA)                                             3

MFS FUNDS LISTED IN THIS EXHIBIT A      STATE STREET BANK AND TRUST COMPANY


By: SUSAN A. PEREIRA                    By: ELLEN E. CRANE
    ---------------------------------       ------------------------------------
    Name: Susan A. Pereira                  Name: Ellen E. Crane
    Title: Assistant Secretary and          Title: Vice President
           Assistant Clerk

                                        JPMORGAN CHASE BANK N.A.


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title: